J.P. MORGAN MONEY MARKET FUNDS

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan California Municipal Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan Prime Money Market Fund

JPMorgan Tax Free Money Market Fund

(All Share Classes)

(each a series of JPMorgan Trust I)

JPMorgan Liquid Assets Money Market Fund

JPMorgan Municipal Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

(All Share Classes)

(each a series of JPMorgan Trust II)

(each, a “Fund,” and collectively, the “Funds”)

Supplement dated February 20, 2015

to the Prospectuses, Summary Prospectuses and Statement

of Additional Information dated July 1, 2014, as supplemented

Recent Reforms

Stable or Floating Net Asset Value (“NAV”)

Under the recent amendments to the Securities and Exchange Commission (“SEC”) rules that govern the operation of registered money market funds (“MMFs”), MMFs that qualify as “retail” (“Retail MMFs”) or “government” (“Government MMFs”) will be permitted to continue to utilize amortized cost to value their portfolio securities and to transact at their existing $1.00 share price.

MMFs that do not qualify as Retail MMFs or Government MMFs (collectively, “Institutional MMFs”) will be required to price and transact in their shares at net asset values (“NAVs”) reflecting current market-based values of their portfolio securities (i.e., at a “floating NAV”). The floating NAV will need to be rounded to four decimal places for a MMF with a $1.00 NAV (e.g., $1.0000).

Liquidity Fees on Redemptions and Redemption Gates

Additionally, as discussed below, all non-Government MMFs must adopt policies and procedures to impose liquidity fees on redemptions and/or redemption gates in the event that a MMF’s weekly liquid assets were to fall below a designated threshold, subject to the actions of the MMF’s board.

Compliance Date

The compliance date for these reforms is October 14, 2016 (the “compliance date”).

SUP-MM-215

Retail MMFs

At a February 2015 meeting (the “February meeting”), the Funds’ Board of Trustees agreed with management’s preliminary recommendation that each of the following MMFs qualify as a Retail MMF on or before the compliance date:

JPMorgan Liquid Assets Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMorgan California Municipal Money Market Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan Municipal Money Market Fund

As required under the rule amendments, each Retail MMF must adopt policies and procedures reasonably designed to limit investments in the Fund to accounts beneficially owned by natural persons. The Board of Trustees intends to adopt such policies and procedures with regard to the Retail MMFs prior to the compliance date. When such policies and procedures are adopted, the prospectuses and Statements of Additional Information of the Funds will be updated to reflect those changes.

In order to separate retail and non-retail investors, pursuant to relief granted by the SEC, a Retail MMF may redeem investors that do not satisfy the eligibility requirements for Retail MMF investors. Each Retail MMF will provide advance written notification of its intent to make any such involuntary redemptions, which will include more specific information about timing.

It is currently intended that each of the Retail MMFs will continue to operate with its existing objective to maintain a $1.00 stable NAV. The Retail MMFs will be subject to the liquidity fee and gate provisions described below.

Institutional MMF

At the February meeting, the Board of Trustees agreed with management’s preliminary recommendation that the JPMorgan Prime Money Market Fund will not qualify as a Retail MMF.

Under the rule amendments, both retail and non-retail investors will be able to own shares of the Fund, but the Fund will have to transition to a floating NAV by the compliance date. The Fund will also be subject to the liquidity fee and gate provisions described below.

It is currently anticipated that the Board of Trustees will consider the transition of the JPMorgan Prime Money Market Fund to a floating NAV at a meeting expected to be held in the second half of 2016 and for such transition to occur on, or prior to, the compliance date. Until such time, it is currently expected that the MMFs will seek to maintain a stable NAV per share of $1.00 using the amortized cost method to value their portfolios of securities.

Government MMFs

At the February meeting, the Board of Trustees agreed with management’s preliminary recommendation that each of the following MMFs will qualify as a Government MMF on or before the compliance date:

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

A Government MMF is defined as a MMF that invests at least 99.5% of its total assets (formerly 80%) in cash, government securities or repurchase agreements collateralized solely by cash and/or government securities. It is currently intended that each of the Government MMFs will continue to operate with its existing objective to maintain a $1.00 stable NAV. Under the rule amendments, a Government MMF is not required to be subject to liquidity fees on redemptions and gates on redemptions. While the Funds’ Board of Trustees may elect to subject the Government MMFs to liquidity fee and gate requirements in the future, the Board of Trustees has not elected to do so at this time and has no current intention to do so.

More Information on Liquidity Fees and Gates

Under the rule amendments, if a MMF’s weekly liquid assets fall below 30% of its total assets, the MMF’s board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or gates on redemptions. In addition, if a MMF’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Fund must impose a 1% liquidity fee on shareholder redemptions unless the MMF’s Board of Trustees determines that not doing so is in the best interests of the MMF.

It is currently anticipated that, at a meeting expected to be held in the second half of 2016, the Board of Trustees will consider the recently granted liquidity fee and gate powers described above with regard to the MMFs other than the Government MMFs and that such powers will be made available to the Board on, or prior to, the compliance date.

Timing and Determinations

The preliminary determinations and actions described above, and anticipated timing of those actions, remain subject to future change. Shareholders will be given notice of further developments, as appropriate.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS, SUMMARY PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE